SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2003

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)		93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events and Other Required FD Disclosure.
SIGNATURES
Exhibit Index
EX-99.1

Item 5. Other Events and Other Required FD Disclosure.

     The Company issued a press release on June 24, 2003 announcing a $10.8 million private placement of equity securities. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

2

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

Date: June 24, 2003	By:	/s/ M. Peter Thomas

M. Peter Thomas Chief Executive Officer and President

Exhibit Index

No.	Document

99	Press Release of Superconductor Technologies Inc. dated June 24, 2003.